Exhibit 10.1

SECOND AMENDMENT

TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

February 5, 2010

among

GENESIS CRUDE OIL, L.P.,
as the Borrower,

GENESIS ENERGY, L.P.,
as the Parent,

and

the Lenders Party Hereto

FORTIS CAPITAL CORP.,
as Administrative Agent,

DEUTSCHE BANK SECURITIES INC.,
as Syndication Agent,

and

BANK OF AMERICA, N.A.,
U.S. BANK NATIONAL ASSOCIATION,
WACHOVIA BANK, NATIONAL ASSOCIATION,
BMO CAPITAL MARKETS FINANCING, INC.,
ROYAL BANK OF CANADA, and
SUNTRUST BANK,
as Co-Documentation Agents

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of February 5, 2010, is by and among GENESIS CRUDE OIL, L.P., a Delaware limited partnership (the “Borrower”), GENESIS ENERGY, L.P., a Delaware limited partnership (the “Parent”), FORTIS CAPITAL CORP., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain First Amended and Restated Credit Agreement dated as of May 30, 2008 (the “Original Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of July 18, 2008 (the “First Amendment”, and the Original Credit Agreement as amended by the First Amendment, the “Credit Agreement”).

B.            The Parent and the Borrower wish, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all article, schedule, exhibit and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

As used in this Second Amendment, the following term has the meaning specified below:

“Second Amendment Effective Date” has the meaning assigned to such term in Section 3 hereof.

Section 2.                           Amendments to Credit Agreement.

2.1           Amendments to Section 1.01 (Defined Terms).

(a)           The definition of “Agreement” is hereby amended and restated in its entirety to read as follows:

“Agreement” means the Existing Credit Agreement, as amended and restated by this First Amended and Restated Credit Agreement, as further amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time, and any annexes, exhibits and schedules to any of the foregoing.

(b)           The definition of “Change in Control” is hereby amended and restated in its entirety to read as follows:

“Change in Control” means the occurrence of any of the following events:  (i) the Parent and the Restricted Subsidiaries (other than Restricted Subsidiaries that are Controlled, or directly or indirectly owned (in whole or in part), by the Borrower) shall cease to be the sole legal or beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of one-hundred percent (100%) of the limited partnership interests of the Borrower (including all securities which are convertible into limited partner interests), or (ii) the General Partner shall cease to be the sole general partner of the Parent, or (iii) the Continuing Directors shall cease to collectively constitute a majority of the members of the board of directors of the General Partner, or (iv) members of the Permitted Investor Group, collectively, shall cease to Control the General Partner, or (v) any Restricted Subsidiary that is a partnership shall cease to have as its general partner either the General Partner, the Parent or another Restricted Subsidiary.  As used herein, “Continuing Director” means any member of the board of directors of the General Partner who (w) is a member of such board of directors as of the date hereof or is specified in the Parent’s filings with the SEC prior to the date hereof as a Person who is to become a member of such board as of the Second Amendment Effective Date, (x) was nominated for election or elected to such board of directors with the approval of at least a majority of the Continuing Directors who were members of such board at the time of such nomination or election; or (y) is a designee of a member of the Permitted Investor Group.

(c)            The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“Family” means (i) an individual, (ii) such individual’s spouse, (iii) any other natural person who is related to such individual or such individual’s spouse within the second degree of kinship and (iv) any other natural person who has been adopted by such individual.

“Management Group” means (i) members of the executive management personnel of the General Partner, (ii) any spouse or descendant of any individual named in (i), (iii) any other natural person who is a member of the Family of any such individual  referenced in (i)-(ii) above, (iv) any other natural person who has been adopted by any such individual referenced in (i)-(iii) above, and (v) any Related Person of any such Person referenced in (i)-(iv) above.

“Permitted Investor Group” means the Quintana Group, the Robertson Group and the Management Group.

“Q GEI Holdings, LLC” is a Delaware limited liability company controlled, directly or indirectly, by Quintana Capital Group II, L.P., its affiliated investment funds or their respective Controlled Affiliates.

“Quintana Acquisition” means the acquisition by Q Genesis Acquisition, LLC, a Delaware limited liability company, or its designees of, inter alia, all of the Class A membership interests in the General Partner held by Denbury Resources Inc., a Delaware corporation, through its subsidiary Denbury Gathering & Marketing, Inc.

“Quintana Group” means Quintana Capital Group GP Ltd., QEP Management Co. GP, LLC, Quintana Capital Group II, L.P., its affiliated investment funds, Q GEI Holdings, LLC, or any of their respective Controlled Affiliates.

“Related Person” means, with respect to a particular Person: (a) each other member of an individual’s Family; (b) any Person that is directly or indirectly Controlled by such individual and/or any one or more members of such individual’s Family; (c) any Person with respect to which such Person and/or one or more members of such Person’s Family and/or all Related Persons thereto, collectively, constitute at least a majority of the executors or trustees thereof (or in a similar capacity); and (d) any person that is an estate planning vehicle (such as a trust) of which such Person and/or one or more members of such Person’s Family and/or any Related Persons thereto, collectively, are substantial beneficiaries.

“Robertson Family” means (i) Corbin J. Robertson, Jr., Corbin J. Robertson, III, William K. Robertson and Christine R. Morenz, (ii) any spouse or descendant of any individual named in (i), (iii) any other natural person who is a member of the Family of any such individual referenced in (i)-(ii) above, and (iv) any other natural person who has been adopted by any such individual referenced in (i)-(iii) above.

“Robertson Group” means (i) any member of the Robertson Family, (ii) any Related Person of any such member, and (iii) Lillie C. Cullen Estate Trust for Corbin J. Robertson, Jr., Hugh R. Cullen Estate Trust for Corbin J. Robertson, Jr., 1953 Trust for Corbin J. Robertson, Jr., Corby & Brooke Robertson 2006 Family Trust, Morenz 2006 Family Trust, The William K. Robertson 2007 Family Trust, The Corbin J. Robertson III 2009 Family Trust, The Frances Christine Robertson Morenz 2009 Family Trust, and The William K. Robertson 2009 Family Trust.  For the avoidance of doubt, the Persons named in part (iii) above may be Related Person’s of members of the Robertson Family.

“Second Amendment” means the Second Amendment to First Amended and Restated Credit Agreement, dated as of February 5, 2010, among the Borrower, the Parent, the Administrative Agent, the Lenders party thereto, and the other agents and parties thereto.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

Section 3.                           Conditions Precedent.  This Second Amendment shall not become effective until the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement):

(a)           The Administrative Agent shall have received from the Lenders required by the Credit Agreement, the Parent, and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment.

(b)           The Administrative Agent shall have received a certificate of an Authorized Officer of the Parent certifying that the Quintana Acquisition: (i) will be consummated concurrently with the effectiveness of this Second Amendment and in all material respects in accordance with all applicable Governmental Requirements and (ii) (A) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Parent or any Subsidiary or their respective assets, or give rise to a right thereunder to require any material payment to be made by the Parent or any Subsidiary, or give rise to a right by any Person to purchase any assets of the Parent or any Subsidiary and (B) will not result in the creation or imposition of any material Lien on any Property of the Parent or any Subsidiary.

(c)           The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date (including the amendment fee), including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(d)           No Default or Event of Default shall exist immediately before or after giving effect to this Second Amendment, and the representations and warranties of the Borrower Parties set forth herein shall be true and correct.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

Section 4.                           Miscellaneous.

4.1           Confirmation.  The provisions of the Loan Documents, as amended by this Second Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Second Amendment.

4.2           Ratification and Affirmation; Representations and Warranties.  Each Borrower Party hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that:  (i) as of the date hereof, after giving effect to the terms of this Second Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the Effective Date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Second Amendment, no Default will have occurred and be continuing.

4.3           Credit Document.  This Second Amendment and each agreement, instrument, certificate or document executed by the Borrower Parties or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

4.4           Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5           NO ORAL AGREEMENT.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6           GOVERNING LAW.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:

GENESIS CRUDE OIL, L.P.

By:	GENESIS ENERGY, LLC, its general partner

	By:	/s/ R. V. Deere
	Name:	R. V. Deere
	Title:	CFO

PARENT:

GENESIS ENERGY, L.P.

By:	GENESIS ENERGY, LLC, its general partner

	By:	/s/ R. V. Deere
	Name:	R. V. Deere
	Title:	CFO

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT, ARRANGER AND LENDER:

FORTIS CAPITAL CORP.

By:	/s/ Mei Wan Tong
Name:	Mei Wan Tong
Title:	Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

ARRANGER:

DEUTSCHE BANK SECURITIES INC.

By:	/s/ David E. Sisler
Name:	David E. Sisler
Title:	Director

By:	/s/ Robert Priske
Name:	Robert Priske
Title:	Vice President

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Associate

LENDER:

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Heather A. Han
Name:	Heather A. Han
Title:	Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Richard Gould
Name:	Richard Gould
Title:	Senior Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

BANK OF SCOTLAND plc

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

COMERICA BANK

By:	/s/ Gregory D. Smith
Name:	Gregory D. Smith
Title:	Senior Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

GUARANTY BANK

By:	/s/ Greg Determann
Name:	Greg Determann
Title:	Senior Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

SUNTRUST BANK

By:	/s/ Carmen J. Malizia
Name:	Carmen J. Malizia
Title:	Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Cameron Jones
Name:	Cameron Jones
Title:	AVP

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

STERLING BANK

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]